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                                                                      Exhibit 23

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-8870 of Quebecor Printing, Inc. on Form S-8 of our report dated
June 14, 2002 appearing in this Annual Report on Form 11-K of the Quebecor World (USA) Inc. 401(k) Plan for the year ended December 31, 2001.



DELOITTE & TOUCHE LLP
New York, New York
June 28, 2002